REGISTRANT NAME Vanguard Wellesley Income Fund

CIK No. 0000105544
File No. 811-1776



EXHIBIT INDEX

The exhibit to Item number 77P is hereby Incorporated by Reference, see File Number 2-11444, filed on 7/19/2000.